UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    May 5, 2023
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 8.01. Other Events.
As previously disclosed, on March 30, 2023, Albany International Corp. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the annual meeting of the Company’s stockholders (“2023 Annual Meeting”) scheduled to be held virtually at 9:00 a.m. on Friday, May 12, 2023. Additional information about how to attend the 2023 Annual Meeting is contained in the Definitive Proxy Statement.

Supplemental Disclosures to Definitive Proxy Statement

This supplemental information to the Definitive Proxy Statement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. All page references in the information below are to pages in the Definitive Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Definitive Proxy Statement. Except as specifically noted herein, the information set forth in the Definitive Proxy Statement remains unchanged.

The following underlined language is added to the fifth paragraph of the section of the Definitive Proxy Statement entitled “General Information—Voting Procedures” that appears on page 1.

Any shareholder attending this year's virtual Annual Meeting will be considered “present” and “in person”. Under our By Laws, a copy of which is available at the Corporate Governance section of our website (www.albint.com), the presence, in person or by proxy, of shares having a majority of the total number of votes entitled to be cast at the meeting is necessary to constitute a quorum. Under Delaware law, if a quorum is present, a plurality of the votes cast at the meeting by the shares present in person or by proxy and entitled to vote is required for the election of directors. A majority of the voting power of our Class A Common Stock and Class B Common Stock present in person or by proxy, voting together as a single class, is required for any other action. As there are currently no shares of Class B Common Stock outstanding and there will be no shares of Class B Common Stock outstanding as of the record date, the vote required for such other actions is an affirmative vote of the holders of the majority of the voting power of the Class A Common Stock outstanding on the record date and entitled to vote thereon. Shares present at the meeting in person or by proxy and entitled to vote that abstain or fail to vote on any matter will be counted as present and entitled to vote but such abstention or failure to vote will not be counted as an affirmative or negative vote and thus will have the same effect as a vote “Against” each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

The following underlined language is added to the last full paragraph of the section of the Definitive Proxy Statement entitled “General Information—Voting Procedures” that appears on page 1 and 2.

Under New York Stock Exchange (“NYSE”) rules, brokerage firms are permitted to vote in their discretion on certain routine matters on behalf of clients who have been requested to provide voting instructions, and have failed to do so by a date specified in a statement from the brokerage firm accompanying proxy materials distributed to its clients. Brokerage firms generally do not have such discretion as to any contested action, any authorization for a merger or consolidation, any equity-compensation plan or other matter related to executive compensation, any election of directors, or any matter that may affect substantially the rights or privileges of stockholders. In such a case, broker “nonvotes” are treated as shares that are present at the meeting but are not eligible to vote. The Company anticipates that brokerage firms will be able to vote in their discretion only on the proposal to ratify the selection of KPMG LLP as independent auditor. Broker “nonvotes” will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is present, other than Item 6 regarding the approval of the adoption of the Amended and Restated Certificate of Incorporation, for which broker “nonvotes” will have the same effect as a vote “Against” such proposal.

Important Additional Information

This supplemental disclosure may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the 2023 Annual Meeting. The Company has filed with the SEC and made available to the Company’s stockholders of record on March 30, 2023 the Definitive Proxy Statement containing important information about the matters to be considered by the Company’s stockholders at its 2023 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSALS REGARDING THE MATTERS TO BE CONSIDERED AT THE 2023 ANNUAL MEETING. Investors and stockholders can obtain a copy of the documents filed by the Company with the SEC, including the Definitive Proxy Statement (and any amendments and supplements thereto), free of charge from the SEC’s website, http://www.sec.gov.

Participants in the Solicitation

The Company and its directors, nominees and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters to be considered at the 2023 Annual Meeting. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are described in the Definitive Proxy Statement filed with the SEC on March 30, 2023 and other relevant materials to be filed with the SEC.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Robert D. Starr

Name:	Robert D. Starr
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: May 5, 2023

EXHIBIT INDEX

Exhibit No.	Description
104	Inline XBRL cover page.